                                                                   EXHIBIT 10.71



                              BRIDGE LOAN AGREEMENT

        AGREEMENT made as of this 23rd day of April, 1999, by and among ACME TELEVISION HOLDINGS, L.L.C., a Delaware limited liability company (the "Borrower"), and ALTA COMMUNICATIONS VI, L.P., a Delaware limited partnership, ALTA COMM S BY S, LLC, a Delaware limited liability company, ALTA SUBORDINATED DEBT PARTNERS III, L.P., a Delaware limited partnership, BANCBOSTON INVESTMENTS INC., a Massachusetts corporation, CEA CAPITAL PARTNERS USA, L.P., a Delaware limited partnership, CEA CAPITAL PARTNERS USA CI, L.P., a Cayman Islands limited partnership, TCW SHARED OPPORTUNITY FUND III, L.P., a Delaware limited partnership, SHARED OPPORTUNITY FUND IIB, LLC, a Delaware limited liability company and TCW LEVERAGED INCOME TRUST II, L.P., a Delaware limited partnership (collectively, the "Lenders").

        WHEREAS, the Borrower has agreed to pay $40,000,000 (the "Purchase Price") as purchase price payable in connection with the acquisition (the "Acquisition Transaction") of (i) WPXG-TV, a broadcast television station in Suring, Wisconsin, (ii) WDPX-TV, a broadcast television station in Springfield, Ohio, and (iii) WPXU-TV, a broadcast television station in Champaign-Decatur, Illinois (collectively, the "Stations"), pursuant to that certain asset purchase agreement attached hereto as Exhibit A (the "Asset Purchase Agreement");

        WHEREAS, pursuant to the First Amended and Restated Credit Agreement among ACME Television, LLC, the several Lenders from time to time parties thereto (the "Senior Lenders") and Canadian Imperial Bank of Commerce, as Agent (the "Bank"), the Senior Lenders have agreed to loan to the Borrower $25,000,000 in order to fund part of the Purchase Price payable in connection with the Acquisition Transaction; and

        WHEREAS, the Lenders are willing to lend to the Borrower $15,000,000 to be invested in its subsidiaries and used solely to fund the portion of the Purchase Price not funded with proceeds received from the Bank on the terms and conditions hereinafter set forth (the "Loan") and in the respective amounts set forth opposite their names on Schedule A attached hereto.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I. TERMS OF THE LOAN.

        Section 1.01.  The Loan.

               (a) Loan. Subject to the terms and conditions herein, the Lenders severally but not jointly as set forth in Schedule A hereto agree to loan to the Borrower an aggregate amount equal to $15,000,000, of which $7,000,000 ("Tranche A") shall be drawn on or prior to April 23, 1999 (the "Initial Draw Down"). The remaining $8,000,000 ("Tranche B") may be drawn down by the Borrower upon the consummation of the Acquisition Transaction (the "Second Draw Down") by providing advance written notice (the "Draw Down Notice") to the Lenders. The Draw Down Notice shall contain appropriate wire transfer instructions and shall be provided to the Lenders at least five (5) business days prior to the draw down date for the remaining portion of the Loan. Notwithstanding anything contained herein to the contrary, the Lenders shall not be required to advance any funds following the occurrence of an Event of Default (as defined in Article V below). The principal amount of the Loan together with all accrued interest thereon and expenses incurred by the Lenders in connection therewith shall be due and payable in full on the earliest to occur of: (i) the acceleration of the Loan by the Lenders upon the occurrence of an Event of Default; (ii) the consummation by the Borrower or any of its subsidiaries of one debt or equity financing or series of related financings which results in net proceeds of more than the outstanding balance of the Loan at that time, including without limitation an initial public offering of the capital stock or other equity interests in the Borrower or any of its subsidiaries, affiliates or successors (a "Permanent Financing"); or
(iii) April 23, 2002 (the "Maturity Date"). NOTWITHSTANDING ANYTHING CONTAINED HEREIN, THE MAKING OF THE LOAN SHALL NOT BE DEEMED TO CREATE AN OBLIGATION ON THE PART OF THE LENDERS TO PROVIDE OR ASSIST IN OBTAINING PERMANENT FINANCING FOR THE ACQUISITION TRANSACTION, NOR SHALL THE FAILURE OF THE BORROWER OR ITS AFFILIATES TO OBTAIN FINANCING FOR THE ACQUISITION TRANSACTION RELIEVE OR EXCUSE ANY NON-PERFORMANCE BY THE BORROWER UNDER THIS AGREEMENT.

               (b) The Notes. All amounts owed by the Borrower with respect to the Loan shall be evidenced by promissory notes in the form attached hereto as Exhibit B dated the date hereof and in the aggregate amount of the principal of the Loan (the "Notes").

               (c) Interest. The Notes shall bear interest, prior to the Maturity Date, at a rate per annum equal to twenty-two and one-half percent (22.5%), compounded semi-annually (the "Interest Rate") on such amount outstanding from time to time under the Notes. The Interest Rate shall increase by 250 basis points on October 23, 1999, and shall continue to increase 250 basis points every 90 days from the date of such increase provided, however, that in no event shall the Interest Rate exceed thirty-five percent (35%), with such increases to be cumulative and to continue until the unpaid principal balance of the Notes and all accrued interest thereon have been repaid in full. The Borrower may at any time at its option prepay all or any part of the principal balance of the Notes, without premium or penalty, and any interest accrued thereon, upon three (3) days' written notice to the Lenders.

        Section 1.02. Use of Proceeds; Acquisition Transactions. The proceeds of the Loan shall be used by the Borrower to invest in one or more subsidiaries, which shall use such proceeds solely to fund the portion of the Purchase Price payable pursuant to the Acquisition Transaction not funded with proceeds received from the Bank.

        Section 1.03. Conditions Precedent. The Lenders' obligation to advance the proceeds of the Loan upon each of the First Draw Down and the Second Draw Down shall be subject to the fulfillment to the Lenders' satisfaction of the following conditions:

               (a) Delivery of Documents. The Lenders shall have received the following documents: (i) fully-executed Notes; (ii) certified copies of the organizational documents of the Borrower with good standing certificates; and (iii) certified resolutions of the Borrower authorizing the Acquisition Transaction and the execution and delivery of this Agreement and the Notes.

               (b) Opinions. The Lenders shall have received (i) a written opinion dated as of the date of each draw down, in form and substance satisfactory to them, from Dickstein Shapiro Morin & Oshinsky L.L.P., counsel to the Borrower, as to existence and authorization, execution, delivery and enforceability of this Agreement, the Notes, the Asset Purchase Agreement, noncontravention and third-party consents and such other matters as the Lenders may reasonably request and (ii) on or prior to the Second Draw Down, an FCC regulatory opinion substantially in the form attached hereto as Exhibit B.
 .
               (c) Representations and Covenants. All of the representations and warranties of the Borrower shall be materially true and correct, and the Borrower shall have materially fulfilled all of its obligations hereunder.

               (d) Absence of Violation or Litigation. The consummation of the transactions contemplated hereby shall not be in violation of any law or regulation applicable to the Borrower. The Borrower shall not be subject to any injunction, stay or restraining order or shall require any filings, approvals or consents which shall not have been previously made or obtained. In addition, no litigation, suit, action, claim or investigation shall be pending, or threatened, which might impair or prevent the consummation of the Acquisition Transaction or the performance by the parties hereto of their obligations hereunder.

               (e) Absence of Material Adverse Changes. There shall not be any material adverse change in the financial condition, assets, liabilities, prospects, business or operations of the Stations or the Borrower.

               (f) All Proceedings Satisfactory. All organizational and other proceedings taken by the Borrower in connection with the transactions contemplated by this Agreement, and all documents and instruments related thereto, shall be reasonably satisfactory in form and substance to the Lenders, and the Lenders shall have received copies thereof and other materials (certified, if requested) as they may reasonably request in connection therewith. The issuance and sale of the Notes shall be made in conformity with all applicable state and federal securities laws.

               (g) Evidence of FCC Approval. Prior to the Second Draw Down, the Company shall have received all consents from the Federal Communications Commission (the "FCC") necessary to consummate the Acquisition Transaction, without any adverse conditions to such consents, including the transfer of all commercial broadcast station and auxiliary licenses, permits, authorizations and other certificates required by the FCC rules, regulations and policies and the Communications Act of 1934, 47 U.S.C. Section 151 et. seq., as amended (collectively, the "FCC Licenses") necessary to operate the broadcast television stations to be acquired by the Company and no reconsideration, review or appeal shall have been sought by any party, and the FCC shall have not reconsidered such FCC consent on its own motion. After giving effect to the Acquisition Transaction, all renewal applications relating to the FCC Licenses shall have been timely and properly filed, no renewal proceedings shall be pending or threatened which may result in the revocation, cancellation, suspension or modification of, or the refusal to renew, any such FCC Licenses, and no petitions to deny any pending renewal application, informal objections, or any other protests to the grant of any such renewal application, or any competing applications shall be pending.

               (h) The Borrower's subsidiaries shall have received proceeds in the amount of at least $25,000,000 from the Senior Lenders concurrently with the Initial Draw Down, and the Borrower shall have used such proceeds to fund the Purchase Price payable pursuant to the Acquisition Transaction.

ARTICLE II.  COOPERATION.  The Borrower hereby agrees:

                (a) not to take any action to obstruct, impede or infringe upon the Lenders' enforcement of their rights, benefits and remedies under this Agreement and the Notes;

               (b) to cooperate fully with any and all actions taken by the Lenders pursuant to this Agreement or in the exercise of any rights granted to the Lenders hereunder or under applicable law, including without limitation the full and complete cooperation and assistance in all proceedings, correspondence and other communications before or with the Federal Communications Commission or in connection with obtaining any approvals necessary or appropriate to enforce the Lenders' remedies; and

               (c) upon the acceleration of the Loan by the Lenders following the occurrence of an Event of Default, to use its best efforts to (i) sell the Borrower's assets or refinance the Borrower as soon as possible following such Event of Default and (ii) repay the Loan;

provided, however, that the Borrower shall not be required to undertake one or more of the required actions described in this Article II if it provides the Lenders with written notice that it has been advised by outside legal counsel that such action(s) would be inconsistent with its fiduciary duties under applicable law.

ARTICLE III. REPRESENTATIONS AND WARRANTIES.

        Section 3.01. Power and Authority; Legal and Binding Nature; Compliance with Other Instruments. The Borrower has full power and authority and has taken all required corporate and other action necessary to permit it to execute, deliver and perform all of its respective obligations contained in this Agreement and the Notes, and to borrow hereunder and thereunder; and such actions will not violate any provision of law customarily applicable to such transactions, the certificate of formation or the operating agreement of the Borrower or result in the breach of or constitute a default under any agreement or instrument to which the Borrower or any of its subsidiaries or affiliates is a party or by which it is bound, which default has not been waived in writing on or prior to the date hereof. This Agreement has been duly authorized and validly executed by and is the valid and binding obligation of the Borrower enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity. Neither the execution and delivery by the Borrower of this Agreement or the Notes, nor the performance by the Borrower of its obligations hereunder or thereunder, requires the consent, approval or authorization of any person or governmental authority, which consent, approval or authorization has not been obtained.

        Section 3.02. Representations and Conditions in Acquisition Transaction Documents. The Borrower represents and warrants that the representations and warranties of the Borrower contained in the Asset Purchase Agreement and all other documents related to the Acquisition Transaction and, to its knowledge, of all other parties thereto are true and correct in all material respects as of the date hereof. The Borrower represents and warrants that the Asset Purchase Agreement, including amendments thereto, attached hereto as Exhibit A (i) is true, complete, in full force and effect and is a valid, binding and enforceable obligation of the Borrower and to the Borrower's knowledge, the remaining parties thereto, (ii) has not been breached by the Borrower or, to its knowledge, any other party thereto and (iii) has not been amended, waived, modified or superseded as of the date hereof.

        Section 3.03 Absence of Certain Developments. Since December 31, 1998, there has been: (a) no material adverse change in the condition or reasonably foreseeable prospects (financial or otherwise) of the Borrower or its subsidiaries and affiliates or in the assets, liabilities, properties or business of the Borrower or its subsidiaries and affiliates; (b) no declaration, setting aside or payment of any dividend or other distribution with respect to, or any direct or indirect redemption or acquisition of, any ownership interest in the Borrower or its subsidiaries and affiliates; (c) no waiver of any valuable right of the Borrower or its subsidiaries and affiliates or cancellation of any material debt or claim held by the Borrower or its subsidiaries and affiliates; (d) no material loan by the Borrower or its subsidiaries and affiliates to any officer, director, employee or shareholder of the Borrower or its subsidiaries and affiliates, or any agreement or commitment therefor; (e) no increase, direct or indirect, in the compensation paid or payable to any officer, director, employee, agent or shareholder of the Borrower or its subsidiaries and affiliates (other than salary increases in the ordinary course of business consistent with past practice); (f) no material loss, destruction or damage to any property of the Borrower or its subsidiaries and affiliates, whether or not insured; (g) no labor trouble involving the Borrower or its subsidiaries and affiliates and no material change in the senior management or other key personnel of the Borrower or its subsidiaries and affiliates, or the terms and conditions of their employment, and (h) except as contemplated by this Agreement or otherwise disclosed to the Lenders in writing prior to the date hereof, no acquisition or disposition of any assets (or any contract or arrangement therefor), time brokerage or local marketing agreement or any other material transaction by the Borrower or its subsidiaries and affiliates outside the ordinary course of business.

        Section 3.04 SEC Reporting Obligations. The Borrower and each of its subsidiaries and affiliates has filed all required forms, reports and documents with the Securities and Exchange Commission ("SEC") since the earliest date on which the Borrower and any of its subsidiaries and affiliates became subject to the reporting obligations of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (collectively, the "Borrower SEC Reports"), all of which were prepared in accordance with the applicable requirements of the Exchange Act and the Securities Act of 1933, as amended (the "Securities Act"). As of their respective dates, Borrower SEC Reports (i) complied as to form in all material respects with the applicable requirements of the federal securities laws and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets of the Borrower and of each of its subsidiaries and affiliates included in or incorporated by reference into Borrower SEC Reports (including the related notes and schedules) fairly presents the consolidated financial position of the Borrower and its subsidiaries and affiliates and each of the consolidated statements of income, retained earnings and cash flows of the Borrower and of its subsidiaries and affiliates included in or incorporated by reference into the Borrower SEC Reports (including any related notes and schedules) fairly presents the results of operations, retained earnings or cash flows, as the case may be, of the Borrower and its subsidiaries and affiliates for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC.

ARTICLE IV. LENDERS' COVENANTS

        Section 4.01. Consent. By its execution hereof, each Lender, in its capacity as a holder of Investor Units or Convertible Debentures (each as defined in the Investment Agreement) of the Borrower, consents to the consummation of the Acquisition Transaction in accordance with the terms of the Asset Purchase Agreement, for all purposes under Articles IV and V of the Amended and Restated Investment Agreement dated September 30, 1997 among the Borrower and several investors and lenders signatories thereto (the "Investment Agreement").

        Section 4.02. Investment Representation.

        Each Lender represents and warrants to the Borrower that in making Loans hereunder such Lender will be acquiring the Notes issued to it for the purpose of investment and not with a view to, or for sale in connection with, any distribution in violation of the Securities Act of 1933, as amended.

ARTICLE V.  DEFAULT

        Section 5.01. Events of Default. If, while any part of the principal of or interest on the Notes remains unpaid, a "Sales Event" as defined in the Investment Agreement shall occur, then and in every such event (each, an "Event of Default"), the Lenders may, without notice to the Borrower, declare the Notes to be forthwith due and payable, whereupon the Notes shall forthwith become due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Borrower.

        Section 5.02. Remedies on Default, Etc. In case any one or more Events of Default shall occur and be continuing, each Lender may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained in this Agreement, or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereby or thereby or by law. No right conferred upon the Lenders hereby or the Notes shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

ARTICLE VI.  MISCELLANEOUS.

        Section 6.01. Notices. All necessary notices, demands and requests permitted or required under this Agreement shall be in writing and shall be deemed effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified below, the appropriate answer back is received and a copy is sent to such party by an express mail carrier at the address indicated below, (b) four (4) days after being mailed by certified mail, return receipt requested, postage prepaid to the applicable party at the address indicated below or (c) one (1) business day after being sent by an express mail carrier to the applicable party at the address indicated below:

        To the Lenders:             Alta Communications VII, L.P.
                                    Alta Comm S by S, LLC
                                    Alta Subordinated Debt Partners III, L.P.
                                    c/o Burr, Egan, Deleage & Co.
                                    One Post Office Square
                                    Boston, Massachusetts 02109
                                    Facsimile: (617) 482-1944
                                    Attn: Brian McNeill and Thomas Trowbridge

                                    CEA Capital Partners USA, L.P.
                                    CEA Capital Partners USA CI, L.P.
                                    17 State Street
                                    35th Floor
                                    New York, NY 10004
                                    Attn: James Collis

                                    TCW Shared Opportunity Fund III, L.P.
                                    Shared Opportunity Fund IIB, LLC
                                    TCW Leveraged Income Trust II, L.P.
                                    11100 Santa Monica Boulevard
                                    Suite 2000
                                    Los Angeles, CA 90025
                                    Attn: Darryl L. Schall

                                    BancBoston Investments Inc.
                                    175 Federal Street
                                    Boston, MA 02110
                                    Attn: Lars Swanson

        With copies to:             Goodwin, Procter & Hoar  LLP
                                    Exchange Place
                                    Boston, Massachusetts 02109
                                    Facsimile: (617) 570-8150
                                    Attn: John J. Egan III, P.C. and
                                    Lizette M. Perez, Esq.

        If to the Borrower:         c/o ACME Television Holdings, LLC
                                    West Oak Street
                                    Burbank, CA 91505
                                    Attn: Thomas D. Allen

        With a copy to:             Dickstein Shapiro Morin & Oshinsky LLP
                                    2101 L Street, N.W.
                                    Washington, D.C. 20037
                                    Attn: Lewis J. Paper, Esq.

or such other address or facsimile number as such party may hereafter specify for the purpose of receiving notice hereunder.

        Section 6.02. No Waiver. No failure to exercise, and no delay in exercising, on the part of the Lenders, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

        Section 6.03. Governing Law; Construction. This Agreement and the Notes shall each be deemed to be a contract made under the laws of The Commonwealth of Massachusetts, and shall be construed in accordance with the laws of The Commonwealth of Massachusetts. The proceeds of the Loan shall be deemed to have been loaned to the Borrower in The Commonwealth of Massachusetts and obligations hereunder shall be deemed to have been performed in The Commonwealth of Massachusetts. The descriptive headings of the several Sections hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. This Agreement, the Notes together with the Exhibits hereto and all documents, instruments and agreements executed pursuant hereto, constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, supersede all prior agreements, understandings or representations pertaining to the subject matter hereof, whether oral or written, and may not be contradicted by evidence of any alleged oral agreement.

        Section 6.04. Amendments, Waivers and Consents. Any term, covenant or condition of this Agreement may be amended, omitted or waived (either generally or in a particular instance and either retroactively or prospectively) only by written consent of the Borrower and the majority in interest of the Lenders (determined on the basis of their pro rata share of the Loan as set forth in Schedule A hereto).

        Section 6.05. Indemnity. The Borrower hereby agrees, to the full extent permitted by law, and in addition to any such rights which any Indemnified Party (as defined herein) may have pursuant to statute or otherwise, to indemnify and hold harmless the Lenders (including its subsidiaries and affiliates and persons serving as officers, directors, partners, employees and agents, each an "Indemnified Purchaser") and each person (a "Controlling Person" and collectively with Indemnified Purchasers, the "Indemnified Parties") who controls any of them within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages, taxes, fines, penalties, costs, expenses and liabilities, joint or several, including any investigation, reasonable legal and other expenses incurred in connection with the investigation, defense, settlement or appeal of, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted ("Losses" or "Loss"), to which they, or any of them, may become subject by reason of their status as a security holder or creditor of the Borrower in respect of the Loan (including, without limitation, any and all Losses under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, which relates directly or indirectly to the registration, purchase, sale or ownership of the Notes. The indemnification and contribution provided for in this Section 6.05 will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Parties or any officer, director, employee, agent or Controlling Person of the Indemnified Parties.

        If the indemnification provided for in this Section 6.05 is for any reason held by a court of competent jurisdiction to be unavailable to an Indemnified Party in respect of any Losses referred to therein, then the Borrower, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Borrower and the Lenders, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Borrower and the Lenders in connection with the action or inaction which resulted in such Losses, as well as any other relevant equitable considerations.

        The Borrower and the Lenders agree that it would not be just and equitable if contribution pursuant to the foregoing paragraph was determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

        Section 6.06. Expenses. Any expense incurred by the Lenders (including, without limitation, reasonable attorneys' fees and disbursements) in connection with (a) the negotiation, execution, administration or enforcement of this Agreement, any other document executed by the Borrower in connection with this Agreement and the Notes and any amendment thereto, (b) the exercise of any right or remedy upon the occurrence of an Event of Default, (c) recording and filing fees in transferring documentary stamp and similar taxes at any time payable in respect of this Agreement, or (d) the enforcement of any rights hereunder, including costs of collection and reasonable attorneys' fees and expenses, shall be paid by the Borrower within fifteen (15) days of receiving written notice thereof from the Lenders.


                                  [END OF TEXT]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

               Borrower:                    ACME TELEVISION HOLDINGS, LLC


                                            By: /s/ Thomas Allen
                                                --------------------------------
                                                Name: Thomas Allen
                                                Title: Exec. VP


               Lenders:                     ALTA COMMUNICATIONS VI, L.P.
                                            By: Alta Communications VI
                                                Management
                                                Partners, L.P.,
                                                its general partner


                                            By:  /s/ Brian McNeill
                                                --------------------------------
                                                 Name: Brian McNeill
                                                 Title:


                                            ALTA COMM S BY S, LLC


                                            By:  /s/ Brian McNeill
                                                --------------------------------
                                                 A member


                                            ALTA SUBORDINATED DEBT PARTNERS
                                            III, L.P.
                                            By:  Alta Subordinated Debt
                                                 Management III, L.P., its
                                                 General Partner


                                            By:  /s/ Brian McNeill
                                                --------------------------------
                                                Name: Brian M. McNeill
                                                Title:

                                            BANCBOSTON INVESTMENTS INC.


                                            By:  /s/ Lars A. Swanson
                                                --------------------------------
                                                Name: Lars A. Swanson
                                                Title: Vice President

                                            CEA CAPITAL PARTNERS USA, L.P.
                                            By:  CEA Management Corp.,
                                                 its authorized representative


                                            By:  /s/ James J. Collis
                                                 -------------------------------
                                                 Name: James J. Collis
                                                 Title: Executive Vice President


                                            CEA CAPITAL PARTNERS USA CI, L.P.
                                            By:  CEA Management Corp.,
                                                 its authorized representative

                                            By:  /s/ James J. Collis
                                                 -------------------------------
                                                 Name: James J. Collis
                                                 Title: Executive Vice President


                                            TCW SHARED OPPORTUNITY
                                            FUND III, L.P.

                                            By:  TCW Asset Management Company,
                                                 its Investment Advisor



                                            By:  /s/ Darryl L. Schall
                                                 -------------------------------
                                                 Name: Dayrrl L. Schall
                                                 Title: Senior Vice President

                                            By:  /s/ Nicholas W. Tell, Jr.
                                                 -------------------------------
                                                 Name: Nicholas W. Tell, Jr.
                                                 Title: Managing Director

                                            SHARED OPPORTUNITY FUND IIB, LLC

                                            By:  TCW Asset Management Company,
                                                 its Investment Advisor


                                            By:  /s/ Darryl L. Schall
                                                 -------------------------------
                                                 Name: Darryl L. Schall
                                                 Title: Senior Vice President


                                            By:  /s/  Nicholas W. Tell, Jr.
                                                 -------------------------------

                                                 Name: Nicholas W. Tell, Jr.
                                                 Title: Managing Director


                                            TCW LEVERAGED INCOME TRUST II, L.P.

                                            By:  TCW Investment Management
                                                 Company, as Investment adviser

                                            By:  /s/ Darryl L. Schall
                                                 -------------------------------
                                                 Name: Darryl L. Schall
                                                 Title: Senior Vice President


                                            By:  TCW (LINC II), L.P. as General
                                                 Partner
                                            By:  TCW Advisers (Bermuda), Ltd.,
                                                 as its General Partner

                                            By:  /s/ Melissa V. Weiler
                                                 -------------------------------
                                                 Name: Melissa V. Weiler
                                                 Title: Managing Director

                                   SCHEDULE A

Name of Lender                                                  Amount of Loan
--------------                                                  --------------
TRANCHE A

ALTA COMMUNICATIONS VI, L.P.                                        $1,283,288
ALTA COMM S BY S, LLC                                                  $29,213
ALTA SUBORDINATED DEBT PARTNERS III, L.P.                             $437,499

BANCBOSTON INVESTMENTS INC.                                         $1,750,000

CEA CAPITAL PARTNERS USA, L.P.                                      $1,337,525

CEA CAPITAL PARTNERS USA CI, L.P.                                     $412,475

TCW SHARED OPPORTUNITY FUND III, L.P.                               $1,000,000

SHARED OPPORTUNITY FUND IIB, LLC                                      $250,000

TCW LEVERAGED INCOME TRUST II, L.P.                                   $500,000


TRANCHE B

ALTA COMMUNICATIONS VI, L.P.                                        $1,466,615
ALTA COMM S BY S, LLC                                                  $33,386
ALTA SUBORDINATED DEBT PARTNERS III, L.P.                             $499,999

BANCBOSTON INVESTMENTS INC.                                         $2,000,000

CEA CAPITAL PARTNERS USA, L.P.                                      $1,528,600

CEA CAPITAL PARTNERS USA CI, L.P.                                     $471,400

TCW SHARED OPPORTUNITY FUND III, L.P.                               $1,142,857

SHARED OPPORTUNITY FUND IIB, LLC                                      $285,714

TCW LEVERAGED INCOME TRUST II, L.P.                                   $571,429